FIRST EAGLE VARIABLE FUNDS

First Eagle Overseas Variable Fund

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(212) 698-3000

SUPPLEMENT DATED MAY 10, 2007
TO PROSPECTUS DATED APRIL 30, 2007

This Supplement is intended to highlight certain changes to the Prospectus dated April 30, 2007. Please review these matters carefully.

Portfolio Management Appointment

Effective immediately, Mr. Charles de Lardemelle is the Associate Portfolio Manager of First Eagle Overseas Variable Fund. Mr. de Lardemelle will assist lead Portfolio Manager Jean-Marie Eveillard in all aspects of the management of the Fund. Mr. de Lardemelle has been with the Adviser in positions of responsibility for the Fund since its inception in 1996 and became Co-Director of Research in January 2005. Additional portfolio manager information, including compensation, other accounts managed, and personal ownership of securities in the Trust, is available in the Statement of Additional Information.

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The information in this Supplement modifies the First Eagle Variable Funds’ Prospectus dated April 30, 2007. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in that section of the Prospectus entitled “The Adviser”.